UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2014

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

On November 11, 2014, The First Marblehead Corporation (the “Corporation”) held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”).  A total of 7,049,117 shares of common stock were present or represented by proxy at the 2014 Annual Meeting, representing 61.18% of the issued and outstanding shares entitled to vote at the 2014 Annual Meeting.

On November 11, 2014, the independent inspector of elections for the 2014 Annual Meeting delivered its final results, which reported that:

•	the seven nominees listed below were elected to the Corporation’s Board of Directors;

•	KPMG LLP was ratified as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2015; and

•	the compensation of the Corporation’s named executive officers was, on an advisory basis, approved.

Proposal One — Election of Directors.  On the recommendation of the Corporation’s nominating and corporate governance committee, the Corporation’s Board of Directors nominated Nancy Y. Bekavac, Dort A. Cameron III, Peter S. Drotch, Thomas P. Eddy, Seth Gelber, William D. Hansen and Daniel Meyers for election as directors, each with terms to expire at the Corporation’s next annual meeting of stockholders.  The final results were as follows:

Board of Directors Nominees	For	Withheld	Broker Non-Votes
Nancy Y. Bekavac	3,268,009	714,319	3,066,789
Dort A. Cameron III	3,267,796	714,532	3,066,789
Peter S. Drotch	3,734,396	247,932	3,066,789
Thomas P. Eddy	3,734,436	247,892	3,066,789
Seth Gelber	3,733,696	248,632	3,066,789
William D. Hansen	3,267,927	714,401	3,066,789
Daniel Meyers	3,701,274	281,054	3,066,789

Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm.  The Corporation’s audit committee, consisting of independent members of its Board of Directors, had appointed the firm of KPMG LLP to serve as its independent registered public accounting firm for the fiscal year ending June 30, 2015.  KPMG LLP has been the Corporation’s independent registered public accounting firm since its inception in 1991.  Although stockholder approval of the appointment of KPMG LLP is not required by the Corporation’s by-laws or other applicable legal requirements, the Corporation believes that it is advisable to give stockholders an opportunity to ratify this appointment.  The final results were as follows:

For	Against	Abstain	Broker Non-Votes
6,853,773	177,125	18,219	0

Proposal Three — Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.  In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, the Corporation provided its stockholders the opportunity to approve the compensation of the Corporation’s named executive officers as disclosed in the Corporation’s 2014 proxy statement dated September 26, 2014 and which was filed with the Securities and Exchange Commission on October 1, 2014 (the “2014 Proxy Statement”).  Although stockholder approval of the Corporation’s compensation plans for its named executive officers is advisory in nature and not binding on the Corporation, the Corporation’s Board of Directors intends to carefully consider the resulting stockholder vote.  The final results were as follows:

For	Against	Abstain	Broker Non-Votes
2,375,779	1,236,516	370,033	3,066,789

See the 2014 Proxy Statement for additional information on the 2014 Annual Meeting and the foregoing proposals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: November 12, 2014	By:	/s/ Alan Breitman
Alan Breitman Managing Director and Chief Financial Officer